EXHIBIT 32.2

SUPERNUS PHARMACEUTICALS, INC.

CERTIFICATION PURSUANT TO

18 U.S.C. sec. 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Supernus Pharmaceuticals, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory S. Patrick, Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2018	By:	/s/ Gregory S. Patrick

Gregory S. Patrick
Vice President and Chief Financial Officer